UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 11, 2018

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 8.01 regarding the entry into the Amendment (as defined below) incorporated herein by reference.

Item 8.01                                           Other Events.

On July 11, 2018, the Circuit Court for Oakland County Michigan (the “Court”) issued an order (the “Order”), at the request of the parties, to dismiss the matter Rockwell Medical, Inc. v. Chioini and Klema (the “State Court Action”). Pursuant to the First Amendment to the Term Sheet dated July 11, 2018 (the “Amendment”) executed in connection with the Order, the Board of Directors agreed not to hire a full-time Chief Executive Officer or Chief Financial Officer until the earlier of July 20, 2018 and one day after the parties engage in further mediation.

On July 2, 2018, Rockwell Medical, Inc. (the “Company”) filed its answer and counterclaims against Chioini and Klema, and third-party claims against Boyd and Bagley, in the companion case, captioned Chioini and Klema v. Wolin et al v. Bagley and Boyd, which remains pending in the United States District Court for the Eastern District of Michigan (the “Federal Court Action”).  To the extent that the parties are unable to reach a negotiated settlement, the Company anticipates continuing to pursue its claims against Messrs. Chioini, Klema and others in the Federal Court Action. In connection with the dismissal of the State Court Action, the Company and Messrs. Chioini, Klema, Bagley and Boyd agreed to enter the June 20, 2018 Term Sheet (the “Term Sheet”), as amended by the Amendment, as an order in the Federal Court Action.

The foregoing summary does not purport to be a complete description of the terms of the Term Sheet, the Amendment or the Order and each is qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.78, 10.79 and 99.1, respectively.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.                              The following exhibits are being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description

10.78	Term Sheet, dated June 20, 2018 (Company’s Form 8-K filed on June 21, 2018).

10.79	First Amendment to Term Sheet, dated July 11, 2018.

99.1	Court Order, dated July 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: July 13, 2018	By:	/s/ Benjamin Wolin
Benjamin Wolin
Chairman of the Board